Commitments & Contingencies (Tables)	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Changes in warranty liabilities
Changes in the company’s warranty liability for standard warranties, which are included in other accrued expenses and liabilities and other liabilities in the Consolidated Balance Sheet, are presented in the following table. The company's extended warranty liability, which is included in deferred income in the Consolidated Balance Sheet, was not material for the periods presented.
Standard Warranty Liability

($ in millions)
	2025	2024
Balance at January 1	$76	$65
Current period accruals	85	82
Accrual adjustments to reflect experience	19	9
Charges incurred	(84)	(81)
Balance at December 31	$95	$76